                                                             Exhibit 24.1

                               POWER OF ATTORNEY

                       Registration Statement on Form S-3
                        Travelers Property Casualty Corp.

    Know All Men By These Presents, that the undersigned, a director of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert I. Lipp, Jay S. Fishman and James
M. Michener, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to 1,000,000 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), to be offered by the Company in connection with a capital accumulation plan for property and casualty insurance agents, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, a Registration Statement on Form S-3 or another appropriate form in respect of the registration of such Class A Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Class A Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of April, 1997.
     ----
                                           /s/ Kenneth J. Bialkin
                                           ----------------------
                                                   (Signature)

                               POWER OF ATTORNEY

                    Registration Statement on Form S-3
                     Travelers Property Casualty Corp.

    Know All Men By These Presents, that the undersigned, a director of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert I. Lipp, Jay S. Fishman and James
M. Michener, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to 1,000,000 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), to be offered by the Company in connection with a capital accumulation plan for property and casualty insurance agents, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, a Registration Statement on Form S-3 or another appropriate form in respect of the registration of such Class A Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Class A Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of April, 1997.
     ----

                                                 /s/ James Dimon
                                                 ---------------
                                                      (Signature)

                               POWER OF ATTORNEY

                    Registration Statement on Form S-3
                     Travelers Property Casualty Corp.

    Know All Men By These Presents, that the undersigned, a director of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert I. Lipp, Jay S. Fishman and James
M. Michener, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to 1,000,000 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), to be offered by the Company in connection with a capital accumulation plan for property and casualty insurance agents, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, a Registration Statement on Form S-3 or another appropriate form in respect of the registration of such Class A Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Class A Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of April, 1997.
     ----


                                                         /s/ Dudley C. Mecum
                                                         -------------------
                                                                  (Signature)

                               POWER OF ATTORNEY

                    Registration Statement on Form S-3
                     Travelers Property Casualty Corp.

    Know All Men By These Presents, that the undersigned, a director of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert I. Lipp, Jay S. Fishman and James
M. Michener, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to 1,000,000 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), to be offered by the Company in connection with a capital accumulation plan for property and casualty insurance agents, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, a Registration Statement on Form S-3 or another appropriate form in respect of the registration of such Class A Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Class A Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of April, 1997.
     ----
                                                   /s/ Roberto G. Mendoza
                                                   ----------------------
                                                              (Signature)

                               POWER OF ATTORNEY

                    Registration Statement on Form S-3
                     Travelers Property Casualty Corp.

    Know All Men By These Presents, that the undersigned, a director of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert I. Lipp, Jay S. Fishman and James
M. Michener, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to 1,000,000 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), to be offered by the Company in connection with a capital accumulation plan for property and casualty insurance agents, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, a Registration Statement on Form S-3 or another appropriate form in respect of the registration of such Class A Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Class A Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of April, 1997.
     ----
                                                   /s/ Frank J. Tasco
                                                   ------------------
                                                          (Signature)

                               POWER OF ATTORNEY

                    Registration Statement on Form S-3
                     Travelers Property Casualty Corp.

    Know All Men By These Presents, that the undersigned, a director of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert I. Lipp, Jay S. Fishman and James
M. Michener, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to 1,000,000 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), to be offered by the Company in connection with a capital accumulation plan for property and casualty insurance agents, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, a Registration Statement on Form S-3 or another appropriate form in respect of the registration of such Class A Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Class A Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of April, 1997.
     ----

                                                        /s/ Sanford I. Weill
                                                        --------------------
                                                                 (Signature)

                               POWER OF ATTORNEY

                    Registration Statement on Form S-3
                     Travelers Property Casualty Corp.

    Know All Men By These Presents, that the undersigned, a director of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), does hereby constitute and appoint Robert I. Lipp, Jay S. Fishman and James
M. Michener, and each of them severally, to be my true and lawful attorneys-in-fact and agents, each acting alone with full power of substitution and re-substitution, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of up to 1,000,000 shares of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), to be offered by the Company in connection with a capital accumulation plan for property and casualty insurance agents, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, a Registration Statement on Form S-3 or another appropriate form in respect of the registration of such Class A Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Class A Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

    IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of April, 1997.
     ----

                                                   /s/ Arthur Zankel
                                                   -----------------
                                                   (Signature)